                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                              JOINT CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



    Date of Report (Date of earliest event reported):     JANUARY 12, 1998




       BROOKE GROUP LTD.                                 BGLS INC.
  (Exact name of registrant as                 (Exact name of registrant as
    specified in its charter)                    specified in its charter)


             1-5759                                      33-93576
     (Commission File Number)                    (Commission File Number)


           51-0255124                                    13-3593483
(I.R.S. Employer Identification No.)        (I.R.S. Employer Identification No.)


            DELAWARE                                      DELAWARE
(State or other jurisdiction of                  (State or other jurisdiction
  incorporation or organization)             of incorporation or organization)


      100 S.E. SECOND STREET                        100 S.E. SECOND STREET
       MIAMI, FLORIDA 33131                          MIAMI, FLORIDA 33131
  (Address of principal executive               (Address of principal executive
    offices including Zip Code)                   offices including Zip Code)


          305/579-8000                                    305/579-8000
(Registrant's telephone number,                 (Registrant's telephone number,
       including area code)                           including area code)


       (NOT APPLICABLE)                                 (NOT APPLICABLE)
(Former name or former address,                 (Former name or former address,
 if changed since last report)                    if changed since last report)

ITEM 5.           OTHER EVENTS.

                  On January 12, 1998, BGLS Inc. entered into a fourth amendment to the Standstill Agreement and Consent, a copy of which amendment is attached hereto as Exhibit 99.1 and incorporated herein by reference, with the principal holders of BGLS Inc.'s 15.75% Senior Secured Notes due 2001.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (c)      Exhibits.

                  The following Exhibits are provided in accordance with the provisions of Item 601 of Regulation S-K and are filed herewith unless otherwise noted.

                                  EXHIBIT INDEX

99.1 Amendment to Standstill Agreement and Consent, dated as of January 12, 1998, among BGLS Inc., AIF II, L.P., Artemis America Partnership, and Tortoise Corp.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                BROOKE GROUP LTD.




                                By: /s/ Joselynn D. Van Siclen
                                    ----------------------------------------
                                    Joselynn D. Van Siclen
                                    Vice President and Chief Financial Officer


                                BGLS INC.



                                By: /s/ Joselynn D. Van Siclen
                                    ----------------------------------------
                                    Joselynn D. Van Siclen
                                    Vice President and Chief Financial Officer


Date:  January 13, 1998





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